                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                         FIRST WASHINGTON FINANCIALCORP
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                                                  March 28, 2003


To Our Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of First Washington FinancialCorp to be held on Wednesday, April 30, 2003 at 3:30 p.m. at the Main Office of First Washington State Bank, the company's wholly owned subsidiary, U. S. Route 130 and Main Street, Windsor, New Jersey 08561.

         At the annual meeting, shareholders will be asked to consider and vote upon:

         1. The election of three directors to the company's board of directors;

         2. Approval of Company's 2003 Stock Option Plan; and

         3. Such other business as shall properly come before the annual meeting.

         The board of directors of the company believes that each of the proposals being submitted to the shareholders is in the best interest of the company and its shareholders, and urges you to vote in favor of each of these proposals.

                                          Very truly yours,

                                          /s/ C. Herbert Schneider
                                          -------------------------------------
                                          C. Herbert Schneider
                                          President and Chief Executive Officer

                         FIRST WASHINGTON FINANCIALCORP
                         U.S. Route 130 and Main Street
                            Windsor, New Jersey 08561


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2003


         Notice is hereby given that the annual meeting of shareholders of First Washington FinancialCorp will be held at the Main Office of First Washington State Bank, U. S. Route 130 and Main Street, Windsor, New Jersey 08561 on Wednesday, April 30, 2003, at 3:30 p.m., for the purpose of considering and voting upon the following matters:

         1. The election of the three persons named in the accompanying proxy statement to serve as directors of the company for a term of three years each; and

         2.       Approval of the Company's 2003 Stock Option Plan; and

         3. Such other business as shall properly come before the annual meeting.

         Shareholders of record at the close of business on March 14, 2003 are entitled to notice of and to vote at the annual meeting. Whether or not you contemplate attending the annual meeting, it is recommended that the enclosed proxy be executed and returned to the company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the company a later dated proxy or by delivering a written notice of revocation to the company.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ C. Herbert Schneider
                                         -------------------------------------
                                         C. Herbert Schneider
                                         President and Chief Executive Officer
Windsor, New Jersey
March 28, 2003


                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

         You are urged to sign and return the enclosed proxy to the company promptly in the envelope provided so that there may be sufficient representation at the annual meeting.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003


                       GENERAL PROXY STATEMENT INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of the company for use in the company's annual meeting to be held on April 30, 2003, at 3:30 p.m., at the Main Office of the bank, U. S. Route 130 and Main Street, Windsor, New Jersey 08561.

         The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the company is on or about March 28, 2003.

Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of and to vote at the annual meeting is March 14, 2003. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the annual meeting.

         On the record date, 3,220,751 shares of common stock were outstanding and eligible to be voted at the annual meeting. Each share of common stock is entitled to one vote per share.

         All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of management's proposals unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

Revocability of Proxies

         Any shareholder giving a proxy has the right to attend and vote at the annual meeting in person. A proxy may be revoked prior to the annual meeting by sending written notice of revocation or a duly executed proxy bearing a later date to First Washington FinancialCorp, U. S. Route 130 and Main Street, Windsor, New Jersey 08561, Attn: Mrs. Nora Rauscher, Assistant Corporate Secretary. A proxy may be revoked at the annual meeting by filing written notice of such revocation with the secretary of the annual meeting prior to the voting of such proxy.

Solicitation of Proxies

         This proxy solicitation is being made by the board of directors of the company and the cost of the solicitation will be borne by the company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


         The by-laws of the company provide that the number of directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the board of directors. The board has fixed the number of directors at nine.

         Pursuant to the company's certificate of incorporation, directors are divided into three classes, as nearly equal in number as possible, with the terms of office of one class expiring each year. As such, the terms of office of one class of directors, consisting of directors Opatut, Corcodilos and Wishnick expires at the 2003 annual meeting and these directors are standing for re-election.

         It is intended that the proxies solicited by the board of directors will be voted for the three persons named below (unless the shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee(s) as is (are) selected by the board of directors. The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

         Each candidate for director has been nominated to serve a three-year term until the 2006 annual meeting and thereafter until his/her successor shall have been duly elected and shall have qualified. The names of the nominees for election and the directors whose terms run beyond this annual meeting and certain information about them are set forth in the following tables:

                      NOMINEES FOR ELECTION AS DIRECTORS AT
                               2003 ANNUAL MEETING


     Name, Position with                          Principal Occupation                         Director         Term
       Company and Age                         During the Past Five Years                      Since (1)       Expires
    --------------------                      ----------------------------                     ---------       --------
Abraham S. Opatut,              President, Colonial Marketing Associates/Colonial                1989            2003
Chairman                        Foods, Inc. (wholesale foods)
Director, 55

James N. Corcodilos,            Retired, formerly Owner and Executive Office, Jim's              1989            2003
Director, 77                    Country Diner and Corcodilos, Inc. (restaurants)

Ross Wishnick,                  Real Estate Investor, formerly President, r.e.w. Build           1989            2003
Director, 51                    Corp. (builder/developer)


                                  Directors whose terms continue beyond the 2003 annual meeting


     Name, Position with                           Principal Occupation                        Director         Term
       Company and Age                          During the Past Five Years                     Since(1)        Expires
    ---------------------                       --------------------------                     --------        -------
Harry Horowitz                  President, H&H Gas and Appliance Co., (propane and               1989            2004
Vice Chairman                   appliance sales)
Director, 79

James R. Johnson, Jr.           President, Bil-Jim Construction Co., Inc. (heavy                 1989            2004
Director, 50                    construction)

Jerry Kokes                     Senior Vice President                                            1989            2004
Director, 55                    The Kokes Organization (developer)

Joe J. Mayes                    President and Owner, Lets Go Travel; Consultant to               1991            2005
Director, 67                    Manufactured Housing Industry

Steven I. Pfeffer               Shareholder in the law firm of Levin, Shea & Pfeffer,            1989            2005
Director, 57                    P.A.

C. Herbert Schneider            President and Chief Executive Officer of the Bank                1991            2005
Director, 55


         (1) Includes prior service on the board of directors of the bank

         No director of the company is also a director of any company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

Board Meetings; Committees of the Board

         The board of directors of the company held 24 meetings during 2002. All directors attended at least 75% of such meetings and meetings of committees of the board on which such directors served.

         The full board of directors functions as the nominating committee of the company.

         The company maintains an audit committee. The audit committee arranges for the bank's director's examinations through its independent certified public accountants, evaluates and implements the recommendations of the director's examinations and interim audits performed by the bank's internal auditor, receives all reports of examination of the company and the bank by bank regulatory agencies, analyzes such regulatory reports, and reports to the board the results of its analysis of the regulatory reports. The audit committee meets at the beginning of the board of directors meetings as required. It formally met five (5) times outside of regularly scheduled board of directors meetings during 2002. The audit committee consisted of all members of the board of directors, except for C. Herbert Schneider. The board of directors has not adopted a written charter for the audit committee, as the company's common stock is not traded on a national securities exchange or on the NASDAQ system.

         The company maintains a personnel and compensation committee. The personnel and compensation committee reviews and makes recommendations to the board of directors as to staffing levels for the company and the bank, performance evaluations, compensation levels and benefits. The personnel and compensation committee met four (4) times during 2002 outside of regular board meetings, and consisted of Messrs. Opatut, Horowitz, Wishnick, Kokes, and Johnson.

Audit Committee Report

         The audit committee meets periodically to consider the adequacy of the company's financial controls and the objectivity of its financial reporting. The audit committee meets with the company's independent auditors and the company's internal auditor, both whom have unrestricted access to the audit committee.

         All directors who served on the audit committee during 2002, with the exception of Mr. Steven I. Pfeffer, are "independent" as that term is defined in the NASDAQ listing standards and under the Sarbanes-Oxley Act. Mr. Pfeffer did not qualify as an "independent" under the requirements of the NASDAQ's listing standards for the year ended December 31, 2002, as he is a partner in a law firm which received more than 5% of its gross revenue from the Company. During March 2003, Mr. Pfeffer resigned from the Audit Committee. Subsequent to Mr. Pfeffer's resignation, all members of the Audit Committee meet all independence standards under both the NASDAQ's listing standards and under the Sarbanes-Oxley Act.

         In connection with this year's financial statements, the audit committee has reviewed and discussed the company's audited financial statements with the company's officers and Grant Thornton LLP, our independent auditors. We have discussed with Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, ("Communication with Audit Committees"). We also have received the written disclosures and letters from Grant Thornton LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and have discussed with representatives of Grant Thornton LLP their independence.

         Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the company's Annual Report on form 10-KSB for the fiscal year 2002 for filing with the U.S. Securities and Exchange Commission.

   Joe J. Mayes                  Abraham S. Opatut        James R. Johnson, Jr
   Steven I. Pfeffer             Ross Wishnick            Jerry Kokes
   James N. Corcodilos           Harry Horowitz

                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS


         The following table sets forth information concerning the beneficial ownership of the company's common stock, as of December 31, 2002 by each director, by each executive officer listed on the cash compensation table and by all directors and executive officers as a group, and by any individual or group owning 5% or more of the company's common stock. The company knows of no person or group which beneficially owns 5% or more of the common stock, except as set forth below.


      ==========================================================================================================
                                                        Number of Shares              Percent of Common Stock
             Name of Beneficial Owner                Beneficially Owned (1)
      ----------------------------------------------------------------------------------------------------------
      Directors:
      James N. Corcodilos                                  207,928 (2)                         6.39%
      ----------------------------------------------------------------------------------------------------------
      Harry Horowitz                                        52,193 (3)                         1.60%
      ----------------------------------------------------------------------------------------------------------
      James R.  Johnson, Jr.                               282,579 (4)                         8.69%
      ----------------------------------------------------------------------------------------------------------
      Jerry Kokes                                          151,322 (5)                         4.65%
      ----------------------------------------------------------------------------------------------------------
      Joe J. Mayes                                         277,435 (6)                         8.54%
      ----------------------------------------------------------------------------------------------------------
      Abraham S. Opatut                                    139,660 (7)                         4.29%
      ----------------------------------------------------------------------------------------------------------
      Steven I. Pfeffer                                    176,999 (8)                         5.44%
      ----------------------------------------------------------------------------------------------------------
      C. Herbert Schneider                                 131,913 (9)                         4.05%
      ----------------------------------------------------------------------------------------------------------
      Ross Wishnick                                        103,469 (10)                        3.18%
      ----------------------------------------------------------------------------------------------------------
      Directors and Executive                            1,549,647 (11)                        44.26%
      Officers of the Bank as
      a group (14 persons)
      ----------------------------------------------------------------------------------------------------------

      5% Shareholders:
      ---------------------------------------
      Mr. James R. Johnson, Jr.                            282,579 (4)                         8.69%
      PO Box 783
      Jackson, NJ 08527
      ----------------------------------------------------------------------------------------------------------
      Mr. Joe J. Mayes                                     277,435 (6)                         8.54%
      28 Clearview Court South
      Palm Coast, FL 32137
      ----------------------------------------------------------------------------------------------------------
      Mr. James N. Corcodilos                              207,928 (2)                         6.39%
      PO Box 301
      Windsor, NJ 08561
      ----------------------------------------------------------------------------------------------------------
      Mr. Steven I. Pfeffer                                176,999 (8)                         5.44%
      1448 14th Street
      Lakewood, NJ 08701
      ==========================================================================================================


(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person. Shares granted under the 1997 Incentive Stock Option plan, are also included.

(2) Of this total, 3,309 shares are held by Mr. Corcodilos as custodian for his three grandchildren and 29,406 shares are purchasable upon the exercise of stock options.

(3) Of this total, 17,912 shares are held by a profit sharing plan of which Mr. Horowitz is trustee and 29,406 shares are purchasable upon the exercise of stock options.

(4) Of this total 8,011 shares are held by a limited partnership of which Mr. Johnson is the general managing partner; 16,032 shares are held by a partnership of which Mr. Johnson is a general partner; 3,850 shares are held by Mr. Johnson's wife in her name; and 29,406 shares are purchasable upon the exercise of stock options.

(5) Of this total, 121,556 shares are held jointly with Mr. Kokes' wife and 29,406 shares are purchasable upon the exercise of stock options.

(6) Of this total, 54,083 shares are held by a trust of which Mr. Mayes is a trustee, 916 shares are held jointly with Mr. Mayes' wife as custodian for their grandchild and 29,406 shares are purchasable upon the exercise of stock options.

(7) Of this total, 75,473 shares are held jointly with Mr. Opatut's wife; 2,944 shares are held by Mr. Opatut's wife in her name; 17,282 shares are owned by a partnership of which Mr. Opatut is a partner; 4,480 are owned by a limited liability company of which Mr. Opatut is a managing member; and 29,406 shares are purchasable upon the exercise of stock options.

(8) Of this total, 113,207 shares are held jointly by Mr. Pfeffer and his wife; 7,027shares are held by Mr. Pfeffer's wife in her name; 19,174 shares held by a self directed IRA of which Mr. Pfeffer is a beneficiary; and 29,406 shares are purchasable upon the exercise of stock options.

(9) Of this total, 19,174 shares are held by Mr. Schneider's wife in her name. Also included are 29,406 shares that may be acquired by Mr. Schneider upon the exercise of stock options under the 1997 Incentive Stock Option plan.

(10) Of this total, 34,225 shares are held by Mr. Wishnick's wife in her name; and 29,406 shares are purchasable upon the exercise of stock options.

(11) Includes 15,587 shares that may be acquired upon the exercise of stock options not otherwise disclosed in these notes.

                             EXECUTIVE COMPENSATION


Executive Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief executive officer of the company. Other than the chief executive officer, no officer received compensation in excess of $100,000 in 2002.


                           SUMMARY COMPENSATION TABLE
                 Cash and Cash Equivalent Forms of Remuneration

--------------------------------------------------------------------------------------------------------------------------------
                                              Annual Compensation                              Long-Term              All Other
                                                                                              Compensation          Compensation
                                              --------------------------------------------------------------
                                                                               Other             Awards
                                                                               Annual          ------------             $ (2)
  Name and Principal                 Year         Salary          Bonus      Compensation       Securities
  Position                           2002          ($)             ($)         ($)(2)           Underlying
                                                                                                 Options/
                                                                                                   SARs
                                                                                                    (#)
--------------------------------------------------------------------------------------------------------------------------------
  C. Herbert Schneider,              2002       $ 278,349           -       $ 363,819(1)            2,500                -
  Chief Executive Officer            -------------------------------------------------------------------------------------------
  and President                      2001         231,616           -             -                   -                  -
                                     -------------------------------------------------------------------------------------------
                                     2000         220,148           -             -                   -                  -
--------------------------------------------------------------------------------------------------------------------------------


(1) Implied value upon exercise of stock options, based on difference between exercise price and market value at time of exercise.

(2) The company believes the value of these perquisites and other benefits to be less than 10% of the salary and bonus reported in the table above. Mr. Schneider is provided with an automobile for business use in connection with his services as an executive and all expenses relating to this vehicle are paid by the company. We are unable to determine with reasonable effort and expense the extent or value of the benefits, if any, which Mr. Schneider may have derived for the value of the personal use of such automobile. In any event, we believe after reasonable inquiry that the value of the personal use of the automobile does not exceed $5,000 per year in the aggregate.

Employment Agreements

         The company entered into a Change in Control Agreement with Mr. Schneider, as of November 4, 1998. The agreement remains in effect for a period of three years and is automatically extended for an additional one-year period on the anniversary date unless the board of directors votes not to extend the initial term. The agreement defines a "Change in Control" to mean the following:
(1) the acquisition of the beneficial ownership of at least 25% of the company's voting securities or all or substantially all of the assets of the company by a single person or entity, or a group of affiliated persons or entities acting in concert; (2) the merger, consolidation or combination of the company with an unaffiliated corporation in which the directors of the company immediately prior to such merger, consolidation or combination constitute less than a majority of the board of directors of the surviving, new or combined entity; (3) the transfer of all or substantially all of the company's assets; (4) the election to the board of directors of the company during any consecutive three year period of a group of individuals constituting a majority of the board who were not serving as directors of the company immediately prior to the consecutive three year period.

      In the event of a change in control and Mr. Schneider's termination, as a result of the change, as provided in the agreement, he will receive a lump sum equal to 2.99 times the highest annual compensation paid to him during any three calendar years immediately prior to the change in control. Should there be such a change in control and termination during 2002, Mr. Schneider would be entitled to a payment of $832,263. In no event may the change in control payments and benefits to Mr. Schneider exceed the limitations imposed under Section 280G of the Internal Revenue Code. The board has the right to terminate Mr. Schneider for cause as defined in the agreement.

         The company has entered into an Equity Split Dollar Agreement with Mr. Schneider. Pursuant to this agreement, the company has purchased a life insurance policy for Mr. Schneider. The company pays the full amount of the annual premium for this policy and, upon Mr. Schneider's death or his surrender of the policy for cash value, the company is to receive repayment of all premiums paid on the policy prior to any payment to the beneficiary under the policy. The face amount of Mr. Schneider's policy is $451,601.

1997 Stock Option Plan

         Under the 1997 Stock Option Plan, options for an aggregate of 339,776 shares of common stock may be issued, subject to adjustment in the event of stock dividends, stock splits, and certain other capital changes. The 1997 Stock Option Plan provides that both nonqualified options and incentive stock options under the Internal Revenue Code of 1986, as amended may be issued.

The following table sets forth information regarding stock option grants to the executive officer named in the table above for 2002:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

===================================================================================================================================

                                          INDIVIDUAL GRANTS

-----------------------------------------------------------------------------------------------------------------------------------
                            Number of Securities        % of Total
                                 Underlying        Option/SARs Granted   Exercise or Base                       Present Value of
                                Options/SARs         to Employees in           Price           Expiration       Option on Date of
          Name                 Granted (#)(1)          Fiscal Year              ($/SH)              Date           Grant($)(2)
-----------------------------------------------------------------------------------------------------------------------------------
C. Herbert Schneider               2,500                  12.8%               $14.15             2/13/12            $ 19,525
===================================================================================================================================


(1) As of December 31, 2002, all of these options were immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 0%, expected volatility of 45.6179%, risk free interest rate of 2.26%, and an expected life of 9.17 years.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the company named in the table above

                              AGGREGATED OPTION/SAR
                            EXERCISES IN LAST FISCAL
                             YEAR AND FY-END OPTION

==========================================================================================================================

                                                                   Number of Securities
                                                                        Underlying               Value of Unexercised
                                                               Unexercised Options/SARs at      In-the-Money Options/
                            Shares Acquired        Value         FY-End (#) Exercisable/      SARs at FY-End (Based on
         Name               on Exercise (#)      Realized             Unexercisable             $14.375 per share) (1)
--------------------------------------------------------------------------------------------------------------------------
C. Herbert Schneider             33,687          $ 363,819              29,406(E)                 $ 137,347 (E)
==========================================================================================================================


(1) Based upon the closing price of the common stock on the OTC Bulletin Board at year-end minus the exercise price per share.

Director Compensation

         The company does not currently pay directors fees. In 2002, with the exception of the Chairman and the Vice Chairman, directors of the bank began to receive a retainer of $291.66 per month. Directors of the bank also receive $600 per board meeting attended. In addition, during 2002, the Chairman of the bank received a retainer of $8,208.33 per month and the Vice Chairman of the bank received a retainer of $1,958.33 per month. During 2002, no director received compensation for any committee meeting attended. Directors participate in the 1997 Stock Option Plan and the 1999 Stock Option Plan described below. In the event the 2003 Stock Option Plan described under Proposal 2 is adopted, directors will also be eligible to participate in the 2003 Stock Option Plan. During 2002, each director received an option to purchase 2,500 shares at an average exercise price of $14.15.

         The company has also entered into Equity Split Dollar Agreements with each non-employee director. Under these agreements, the company has purchased a life insurance policy on each non-employee director. The company pays the full amount of the annual premium for each policy. Upon the non-employee director's death or the surrender of the policy for cash value, the company is to receive repayment of all premiums paid on the policy prior to any payment to the beneficiary under the policy. The face amounts of the insurance policies range from approximately $139,000 to $524,000.

1999 Stock Option Plan

         During 1999, the board of directors adopted the 1999 Stock Option Plan pursuant to which non-employee directors of the company may receive options to purchase up to an aggregate of 77,000 shares of the company's common stock. The board adopted this program because it believed that tying director compensation to performance of the company's stock is in the best interests of the company's shareholders. Under the 1999 Stock Option Plan, the exercise price of all options granted is to be no less than 100% of the fair market value of the common stock on the date of grant. In addition, the number of shares subject to the 1999 Stock Option Plan and the shares purchasable upon the exercise of any options granted under the plan will be adjusted in the event of certain stock dividends, stock splits and certain other capital changes. During 2002, no options were granted under the 1999 Stock Option Plan to any director.

Certain Transactions with Management

      The company has had, and expects in the future to have, banking transactions in the ordinary course of business with many of its directors, executive officers and principal shareholders (and their associates) on substantially the same terms as those prevailing for comparable transactions with others. All loans by the company to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

      Steven I. Pfeffer, a director of the company, is a shareholder in and the secretary of the law firm of Levin, Shea, Pfeffer & Topas, P.A. The firm performed general legal services for the company and the bank during 2002, and continues to perform such services in 2003. In 2002, Levin, Shea and Pfeffer, P.A. was paid approximately $118,600 directly from the company and approximately $122,400 from third party payments such as mortgage reviews for a total of approximately $241,000.

Required Vote

      DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ITS NOMINEES FOR DIRECTOR.




             PROPOSAL 2 - APPROVAL OF FIRST WASHINGTON FINANCIALCORP
                             2003 STOCK OPTION PLAN

         The board of directors has approved for submission to the shareholders the First Washington FinancialCorp 2003 Stock Option Plan (the "2003 Option Plan"), set forth as Exhibit A to this proxy statement.

Introduction

         The board of directors believes that the ability of the company to offer current and potential employees, officers and directors stock options, permitting those individuals to share in the performance of the company, is an important tool for recruiting and retaining talent. Although the board and the shareholders have previously approved the 1997 Stock Option Plan and the 1999 Stock Option Plan, a minimal number of shares remain available for grant under the 1997 Stock Option Plan, and no shares remain available for grant under the 1999 Stock Option Plan. Therefore, in order to have options available to recruit new members of management, and to continue to provide incentives for the company's existing management, the board of directors has approved the 2003 Option Plan, subject to shareholder approval.

Administration

         The 2003 Option Plan will be administered by the board of directors, which will have power to designate the optionees and determine the number of shares subject to each option, the date of grant and the terms and conditions governing the options, including any vesting schedule. The board of directors will designate whether any options granted under the 2003 Option Plan will be non-qualified stock options or incentive stock options ("ISO") under the Internal Revenue Code of 1986 (the "Code"). In addition, the Board is charged with the responsibility of interpreting the 2003 Option Plan and making all administrative determinations thereunder.

Eligibility

         Employees, officers and directors of the company or any parent, subsidiary or affiliate of the company are eligible to receive options under the 2003 Option Plan.

Shares Subject to the Plan

         The 2003 Option Plan authorizes the Company to issue up to 140,000 shares of the Company's common stock pursuant to options. Under the 2003 Option Plan, the number and price of shares available for stock options and the number of shares covered by stock options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the common stock.

Term

         Options granted under the 2003 Option Plan will have terms of up to ten
(10) years, subject to earlier termination of the options as provided by the 2003 Option Plan.

Exercise Price

         The 2003 Option Plan provides that options are to be granted at an exercise price equal to 100% of the fair market value of the common stock purchasable upon exercise of the option on the date of the grant of the option. Fair market value is to be determined by taking the average of the bid and ask prices last quoted for the common stock on the date of grant, or by the closing price of the common stock on the date of grant if the common stock is traded on the NASDAQ or a securities exchange, or determined by the board in the exercise of its good faith discretion in the event the stock is not traded on the NASDAQ or an exchange and bid and ask prices are not available. Shares acquired pursuant to the exercise of an option granted under the 2003 Option Plan are payable in full at the time of exercise.

Tax Consequences

         Under the 2003 Option Plan, the Board of Directors may designate whether an option is to be a non-qualified option or an ISO at the time of grant. The grant of a non-qualified option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time of grant. The options granted under the 2003 Option Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are not tradable on an established market.

         The recipient of a non-qualified option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short nature of such gain or loss will depend upon the applicable holding period for such stock.

         For federal income tax purposes, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the company upon either the grant or the exercise of an ISO.

         If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the company will be entitled to a corresponding deduction from its income, provided the company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

Options Granted Subject to Shareholder Approval

         The board of directors has granted options to purchase 20,000 shares of the company's common stock to certain employees, subject to shareholder approval of the 2003 Option Plan. The exercise price for these options is $14.82, the fair market value of the common stock on the date of grant calculated under the terms of the 2003 Option Plan. Subject to shareholder approval of the 2003 Option Plan, options granted will be immediately exercisable.

Information Regarding Existing Stock Option Plans

The following table sets forth information with respect to the company's equity compensation plans as of the end of the most recently completed fiscal year.


                      Equity Compensation Plan Information

========================================================================================================================
                                                                                                         Number of
                                                                                                         securities
                                                                                                         remaining
                                                               Number of                               available for
                                                             securities to                            future issuance
                                                               be issued                                under equity
                                                                 upon                                   compensation
                                                              exercise of        Weighted-average          plans
                                                              outstanding       exercise price of        (excluding
                                                               options,            outstanding           securities
                                                             warrants and       options, warrants       reflected in
                                                                rights              and rights          column (a))

                      Plan category                              (a)                  (b)                  (c)
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
 by security holders                                            328,382               $10.32               88,394
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved by security                 0                    0                    0
 holders
------------------------------------------------------------------------------------------------------------------------
Total                                                           328,382               $10.32               88,394
========================================================================================================================

Recommendation and Vote Required for Approval

         The board has unanimously approved the 2003 Option Plan. The board believes that the 2003 Option Plan is in the best interests of the shareholders and recommends it for approval shareholders. Under the New Jersey Business Corporation Act, adoption of the 2003 Employee Option Plan requires the vote of the majority of votes cast at the Annual Meeting. The board of directors unanimously recommends that you vote in favor of the 2003 Option Plan.




                              INDEPENDENT AUDITORS

         The company's independent auditors for the fiscal year ended December 31, 2002 were Grant Thornton LLP. The company's board of directors has appointed Grant Thornton LLP to continue as independent auditors for the bank and the company for the year ending December 31, 2003. Grant Thornton LLP has advised the company that one or more of its representatives will be present at the annual meeting to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

         The company was billed the aggregate amount of $ 48,000 for fiscal year 2002 for professional services rendered by Grant Thornton LLP for audit of the company's annual financial statements for 2002 and review of the financial statements included in the company's Forms 10-QSB during 2002.

Financial Information System Design and Implementation Fees

         Grant Thornton LLP did not perform any financial information system design or implementation services for the company during 2002.

All Other Fees

         The company was billed $15,000 for non-audit services by Grant Thornton LLP during 2002. These non-audit services consisted of tax related services, including the preparation of the company's tax returns. Other than these fees and the fees set forth above under Audit Fees, the company was not billed for any services by Grant Thornton LLP for fiscal year 2002.



                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the company's officers and directors, and persons who own more than ten percent of a registered class of the company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the company with copies of all Section 16(a) forms they file.

      The company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2002.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders to be included in the company's 2004 proxy material must be received by the secretary of the company no later than November 14, 2003



                                  OTHER MATTERS

      The board of directors is not aware of any other matters which may come before the annual meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the board of directors.

      Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the board of directors, and return it in the enclosed envelope.



                                         By Order of the Board of Directors

                                         /s/ C. Herbert Schneider
                                         -------------------------------------
                                         C. Herbert Schneider
                                         President and Chief Executive Officer

                                    EXHIBIT A

                         FIRST WASHINGTON FINANCIALCORP
                             2003 STOCK OPTION PLAN


Section 1. Purpose

         The First Washington FinancialCorp 2003 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of First Washington FinancialCorp., its subsidiaries (collectively, the "Company") and its shareholders by providing management of the Company, including its non-employee directors, officers and employees, with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons as members of management and in aligning the interests of such persons more closely with the interests of the Company's shareholders by encouraging such parties to maintain an equity interest in the Company.

         2. Definitions

         Wherever used in this Plan, the following capitalized terms shall have the meaning set forth below:

             (a) "Board" shall mean the Company's Board of Directors.

             (b) "Change of Control" shall mean any of the following:

                  (i) The acquisition of the beneficial ownership of at least 25% of the Stock or all or substantially all of the assets of the Company by a single person or entity or a group of persons or entities acting in concert;

                  (ii) The merger, consolidation or combination of the Company with an unaffiliated corporation in which the Directors immediately prior to such transaction constitute less than a majority of the Board of Directors of the surviving, new or combined entity in such transaction or in which shareholders owning a majority of the Company's voting interests prior to the transaction own less than a majority of the voting interests of the surviving, new or combined entity in such transaction;

                  (iii) The transfer of all or substantially all of the Company's assets to an unaffiliated corporation.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Company" shall mean First Washington FinancialCorp, a corporation chartered under the laws of the State of New Jersey.

         (e) "Director" shall mean an individual duly elected to serve as a member of the Board or the Board of Directors of a Subsidiary.

         (f) " Disability " shall mean the permanent disability of a Participant or the failure of a Participant to perform substantially all of the services to the Company or a Subsidiary performed by the Participant prior to such failure for a period of six months commencing with the first date of such failure for reasons other than Voluntary or Involuntary Termination, termination for misconduct, death or approved retirement.

         (g) "Effective Date" shall mean February 12, 2003

         (h) "Employee" shall mean a person in the employ, under common law, of the Company or any of its Subsidiaries.

         (i) "Grant" shall mean the award of a Stock Option to a Participant.

         (j) "Grant Date" shall mean the date on which the Board acts to award the Stock Option in question in the case of a Grant to an Employee and the date on which an option is awarded to an Outside Director under the Plan notwithstanding any initial 6-month prohibition against exercise.

         (k) "Incentive Stock Option" shall mean a Stock Option which qualifies under section 422(b) of the Code.

         (l) "Involuntary Termination" shall mean separation from service as an Employee or Director at the request or demand of the Company or the Subsidiary to whom such services were rendered for any reason other than Misconduct, death or Disability.

         (m) "Misconduct" shall mean willful and continued failure by the Participant to perform the Participant's duties for the Company or a Subsidiary after a warning in writing from the Board specifically identifying any such failure; the willful engaging by the Participant in an act which causes material injury to the Company or a Subsidiary as specified in a written notice from the Board; conviction of a crime (other than a traffic violation); or habitual drunkenness, drug abuse or excessive absenteeism (other than for illness), after a warning in writing from the Board. No act or failure to act on the part of a Participant shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

         (n) "Non-qualified Stock Option" shall mean a Stock Option which is not an Incentive Stock Option.

         (o) "Outside Director" shall mean a Director who is not also an Employee.

         (p) "Participant" shall mean an Employee or Director who has received a Grant.

         (q) "Plan" shall mean this First Washington FinancialCorp 2003 Stock Option Plan.

         (r) "Stated Expiration Date" shall mean the date set forth in a Stock Option Agreement on which the related Stock Option expires absent the Participant's termination of service to the Company or a Subsidiary.

         (s) "Stock" shall mean the Common Stock of the Company, no par value.

         (t) "Stock Option" shall mean a right to purchase Stock.

         (u) "Stock Option Price" shall mean the purchase price for a share of Stock subject to a Stock Option.

         (v) "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Sections 424(f) and 424(g) of the Code.

         (w) "Voluntary Termination" shall mean a termination of service as an Employee or Director which is not an Involuntary Termination, a termination for Misconduct, a termination by reason of death, a termination by reason of retirement approved by the Company or a termination by reason of Disability.

         3. Purpose; Shares Subject to Plan

                  (a) The purpose of the Plan is to make provision for the Grant of Stock Options to acquire up to 140,000 shares of Stock to Employees and Outside Directors as selected by the Board as a means of compensating them for service provided to the Company and its Subsidiaries in addition to any other compensation provided to them.

         4. Administration

         The Plan shall be administered by the Board. Except as otherwise provided in the Plan, the Board shall have full and final authority in its sole discretion to interpret provisions of the Plan, decide all questions of fact arising in its application, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may authorize any of its members to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for any action or determination made in good faith. The Board shall also have discretion to determine the Employees and Directors who shall receive Grants, the times at which Grants shall be made, the number of shares of Stock to make available to each Participant in the form of a Grant, whether Grants to Employees shall be Incentive Stock Options or Non-Qualified Stock Options and the terms of Grants, including any vesting requirements not inconsistent with this Plan. However, the Board shall not have authority to take any action inconsistent with other provisions of the Plan.

         5. Grants

         Grants may be made from time to time by the Board to Employees and Directors.

         6. Stock Option Agreements

         Each Grant shall be evidenced by a written Stock Option agreement which shall specify the number of shares of Stock available for purchase, the Stock Option Price pertaining to such Grant, and the date of expiration of the Stock Option.

         7. Stock Option Price

The Stock Option Price shall be equal to the fair market value of a share of Stock on the Grant Date. The fair market value of a share of Stock on the Grant Date (or any other date on which such fair market value is relevant) shall be the average of the bid and ask prices last quoted by Ryan Beck & Co., or any other recognized brokerage company or a combination thereof, on such Grant Date or other relevant date; provided, however, that in the event the stock is listed on a national securities exchange or the NASDAQ, the fair market value shall be the closing price of the stock on the Grant Date. If no such bid and ask prices are available on the Grant Date or other relevant date, the fair market value of a share of Stock on the Grant Date or other relevant date shall be the average of the bid and ask prices last quoted on the next succeeding business day on which such prices are quoted. If no such bid and ask prices are available on the Grant Date or any of the next succeeding five consecutive business days, the fair market value shall be determined by the Board in good faith.

         8. Transferability of Stock Options

         (a) Incentive Stock Options granted hereunder shall not be transferable except pursuant to the laws of decent and distribution as provided for under the Code.

         (b) A Non-qualified Stock Option granted hereunder may be transferred or assigned by a Participant to an (i) immediate family member, (ii) a trust, benefit plan or similar arrangement established for the benefit of a Participant or one or more immediate family members, or (iii) to a limited liability company, partnership, limited partnership or similar entity consisting of, at the time of transfer or assignment, of the Participant and one or more immediate family members. For purposes of this provision, the term "immediate family member" means a Participant's spouse, parents, children (whether biological, by adoption or by marriage) grandchildren and great grandchildren. Except as permitted under this Section, and except for transfers undertaken pursuant to will or by the laws of decent and distribution, Non-qualified Stock Options granted hereunder shall not be transferable or assignable.

         9. Expiration of Stock Options

         Notwithstanding the Stated Expiration Date of a Stock Option set forth in a Stock Option Agreement, the related Stock Option shall expire as follows in the event the Participant terminates service as an Employee or Director. If the Participant's service is terminated by the Company or Subsidiary for Misconduct, the Stock Option shall expire immediately effective with the act of termination. If the Participant's service is terminated pursuant to an Involuntary Termination, the Stock Option shall expire no later than the date which is six months after the effective date of the act of termination. If the Participant's service is terminated in a Voluntary Termination, the Stock Option shall expire not later than the ninetieth day following the effective date of the act of termination. Notwithstanding the foregoing, if the Participant's service is terminated (in a Voluntary or Involuntary Termination) within two years following a Change in Control, the Stock Option shall, subject to Section 10 hereof, expire in accordance with its Stated Expiration Date.

         10. Stock Option Adjustments

             (a) The aggregate number of shares of Stock with respect to which Stock Options may be granted, the aggregate number of shares of Stock subject to each outstanding Stock Option, and the Stock Option Price of each outstanding Stock Option shall be appropriately adjusted for any increase or decrease in the number of shares of issued Stock resulting from a division or consolidation of shares, whether through a reorganization, recapitalization, stock split, stock distribution or combination of shares outstanding effected without receipt of consideration by the Company.

             (b) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company, in each case in which outstanding shares of Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board shall provide for any one or more of the following actions, as to outstanding Stock Options: (i) provide that such Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) in the event of a merger under the terms of which holders of the Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and (iii) provide that all or any outstanding Stock Options shall become exercisable in full immediately prior to such event.

         11. Amendment and Termination of the Plan

         The Board may amend the Plan from time to time (including amendment to terminate the Plan) at its discretion. However, no amendment shall adversely affect any outstanding Stock Option without the consent of the Participant.

         12. Miscellaneous Provisions

             (a) A Participant shall not enjoy the rights of a shareholder with respect to any shares of Stock subject to a Stock Option until such shares are acquired by the Participant through exercise of the Stock Option.

             (b) Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any person the right to be retained in the service of the Company or Subsidiary in any capacity whatsoever.

             (c) Any legal issue arising in respect of the Plan shall be decided by applying the law of the State of New Jersey.

             (d) If any Stock Option expires for any reason, the shares represented by such Stock Option shall again be available to be made the subject of another Grant.


                                       (2003 Stock Option Plan, Adopted 2/12/03)


[X] PLEASE MARK VOTES                                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                             FIRST WASHINGTON FINANCIALCORP                               For   With-  For All
                                                                                                                      hold    Except
           ANNUAL MEETING OF SHAREHOLDERS                      1. Election of the following three (3) nominees  [ ]    [ ]     [ ]
                   APRIL 30, 2003                                 to each serve on the Board of Directors until
     Solicited on Behalf of the Board of Directors                the 2006 Annual Meeting and until their
                                                                  successors are elected and duly qualified:
  The undersigned hereby appoints Edna K. Stout and Lewis H.
Foulke, Jr. and each of them, with full power of substitution,    Abraham S. Opatut         James N. Corcodilos        Ross Wishnick
to vote all of the shares of First Washington FinancialCorp
(the "Company") standing in the undersigned's name at the         INSTRUCTION: To withhold authority to vote for any individual
Annual Meeting of Shareholders of the Company, to be held at      nominee, mark "For All Except" and write that nominee's name in
the Main Office of First Washington State Bank, US Route 130      the space provided below.
and Main Street, Windsor, New Jersey, on Wednesday,
April 30, 2003 at 3:30 pm, and at any adjournment thereof.    ----------------------------------------------------------------------
The undersigned hereby revokes any and all proxies                                                            For   Against  Abstain
heretofore given with respect to such meeting.                 2. Approval of the Company's 2003 Stock        [ ]     [ ]      [ ]
                                                                  Option Plan.

                                                               3. In their discretion, such other business as may properly come before the meeting.

                                                                 This proxy will be voted as specified. If no choice is specified, the proxy will be voted "FOR" (1) Management's nominees to the Board of Directors and (2) Approval of the Company's 2003 Stock Option Plan.

                                                                 The Board of Directors recommends a vote "FOR" each proposal.

                                                                 Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee, or attorney, please give title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and
                                      ----------------------- print his name and title below his signature. If the shares are held
Please be sure to sign and date       Date                    in joint name, all joint owners should sign.
this proxy in the box below.
-------------------------------------------------------------






---Shareholder sign above --- Co-holder (if any) sign above---
------------------------------------------------------------------------------------------------------------------------------------
                        Detach above card, date, sign and mail in return envelope provided.

                                           FIRST WASHINGTON FINANCIALCORP
    ----------------------------------------------------------------------------------------------------------------------------
                      PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.
    ----------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY
IN THE ENVELOPE PROVIDED.

--------------------------------------------

--------------------------------------------

--------------------------------------------
